SUB-ITEM 77H

As of June 30, 2014, Delaware Life Insurance Company owned 25% or more of the voting securities of the following Portfolios and Sun Life Assurance Company of Canada (US) was no longer an owner of record of the Portfolios.

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|PORTFOLIO                                         |PERCENTAGE|
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|MFS BLENDED RESEARCH CORE EQUITY PORTFOLIO        |96.08%    |
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|MFS BOND PORTFOLIO                                |88.49%    |
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|MFS CORE EQUITY PORTFOLIO                         |97.37%    |
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|MFS EMERGING MARKETS EQUITY PORTFOLIO             |75.02%    |
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|MFS GLOBAL GROWTH PORTFOLIO                       |95.60%    |
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|MFS GLOBAL RESEARCH PORTFOLIO                     |95.81%    |
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|MFS GLOBAL TACTICAL ALLOCATION PORTFOLIO          |93.20%    |
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|MFS GOVERNMENT SECURITIES PORTFOLIO               |59.11%    |
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|MFS HIGH YIELD PORTFOLIO                          |37.70%    |
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|MFS INTERNATIONAL GROWTH PORTFOLIO                |43.69%    |
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|MFS MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO|95.91%    |
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|MFS MONEY MARKET PORTFOLIO                        |95.48%    |
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|MFS NEW DISCOVERY PORTFOLIO                       |85.17%    |
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|MFS RESEARCH INTERNATIONAL PORTFOLIO              |31.98%    |
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|MFS STRATEGIC INCOME PORTFOLIO                    |62.81%    |
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|MFS UTILITIES PORTFOLIO                           |94.70%    |
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|MFS VALUE PORTFOLIO                               |96.04%    |
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